UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2012

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-16753	06-1500476
(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive; Suite 100

San Diego, California 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On January 30, 2012, AMN Healthcare Services, Inc. (the “Company”) issued a press release (1) announcing the completion of the sale of its home healthcare business to Bayada Home Health Care, Inc. (the “Sale”), and (2) providing guidance on the impact of the Sale on the results of operation for the quarterly and annual period ended December 31, 2011. The press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by the Company on January 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN HEALTHCARE SERVICES, INC.

Date: January 30, 2012	By:	/s/ Susan R. Salka
Susan R. Salka
President and Chief Executive Officer